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                                REVOCABLE PROXY
                            FOUNDATION SAVINGS BANK

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                 BOARD OF DIRECTORS OF FOUNDATION SAVINGS BANK

    The undersigned member of Foundation Savings Bank, a savings and loan association incorporated under Ohio law (the "Bank"), hereby nominates,
constitutes  and appoints              and              , or either one of them,
as proxy or proxies for the undersigned member, each with full power of substitution and resubstitution, to vote all of the votes which the undersigned member is entitled to cast at the Special Meeting of the Members of the Bank to
be  held at      .m., local time, on               , 1996, at                  ,
Cincinnati, Ohio, and at any adjournments thereof (the "Special Meeting"), on the following matters and in the manner specified below:

1. The approval of the Plan of Conversion, a copy of which is attached as Exhibit A to the Summary Proxy Statement mailed to the undersigned member in connection with the Special Meeting, pursuant to which the Bank would convert from a mutual savings and loan association incorporated under Ohio law to a permanent capital stock savings and loan association incorporated under the laws of Ohio and become a wholly-owned subsidiary of Foundation Bancorp, Inc., an Ohio corporation organized for the purpose of purchasing all of the capital stock to be issued by the Bank in connection with the Conversion.

                FOR  / /        AGAINST  / /        ABSTAIN  / /

2. The adoption of the Amended Articles of Incorporation of the Bank, a copy of which is attached to the Plan of Conversion as Exhibit I.

                FOR  / /        AGAINST  / /        ABSTAIN  / /

3. The adoption of the Amended Constitution of the Bank, a copy of which is attached to the Plan of Conversion as Exhibit II.
                  FOR  / /        AGAINST  / /        ABSTAIN  / /

4. In their discretion, upon such other matters as may properly come before the Special Meting.

   IMPORTANT: PLEASE SIGN AND DATE THIS REVOCABLE PROXY ON THE REVERSE SIDE.
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                                     PROXY

    This Revocable Proxy will be voted as directed by the undersigned member. IF NO DIRECTION IS GIVEN, THIS REVOCABLE PROXY WILL BE VOTED FOR THE APPROVAL OF THE PLAN OF CONVERSION AND FOR THE ADOPTION OF THE AMENDED ARTICLES OF INCORPORATION AND THE AMENDED CONSTITUTION.

    Without affecting any vote previously taken, this Revocable Proxy may be revoked by the undersigned at any time before it is exercised by (i) executing and delivering to the Bank a later dated proxy, or (ii) giving notice of revocation in writing to the Secretary of the Bank or in open meeting to the inspectors of election.

    Receipt  of the Summary  Proxy Statement of  the Bank and  the Prospectus of
Foundation Bancorp, Inc. dated                , 1996, is hereby acknowledged  by
the undersigned.
                                             Signature _________________________
                                             Dated _______________________, 1996

                                             NOTE: Please sign your name exactly
                                             as  it appears on this Proxy. Joint
                                             accounts require only one
                                             signature. If you are signing  this
                                             Proxy as an attorney,
                                             administrator,  agent, corporation,
                                             officer,   executor,   trustee   or
                                             guardian,  etc.,  please  add  your
                                             full title to your signature.

                                             IMPORTANT: IF YOU RECEIVE MORE THAN
                                             ONE CARD,  PLEASE SIGN  AND  RETURN
                                             ALL   CARDS  IN   THE  ACCOMPANYING
                                             ENVELOPE.